Analyst Presentation London 23 April 2009 Exhibit 99.1

This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments.
Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; access to equipment and oilfield services; unanticipated fluctuations in flow rates of producing wells related to mechanical, reservoir or facilities performance; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards.
The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. SEC guidelines prohibit the use in filings of terms such as “probable,” “possible,” P2 or P3 and
“non-proved” reserves, reserves “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques.  These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to greater risk of being actually realized by the company. Certain statements should be regarded as “forward-looking”
statements within the meaning of the securities laws. These statements speak only as of the date made.
Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially.

Endeavour at a Glance
Endeavour Acreage
Endeavour Production
Endeavour Developments
Successful E&A process – 13 consecutive
successes
3 major development projects in the UK
moving forward
Sale of EEN for $150 million 31 March 2009
Recent launch of onshore US exploration
campaign
2008 financial results
•
Discretionary cash flow $121 million
•
Ending cash balance $59 million
•
Production at higher end of forecast range 8,800
+/-
BOEPD (pro forma 4,000-5,000 BOEPD)
•
Reserve replacement 175%
•
Valuable hedge position @ $80 oil (4Q08 gain in
excess of $100 million)
Strong balance sheet and cash position
(sustainable, self-funded business model)
Endeavour Production Endeavour Production

Sale of Norwegian Subsidiary – Deal at a Glance
Rationale
•
Made money for investors
•
Adds financial flexibility and strength
•
Gives ability to capitalize on drilling successes in United Kingdom
•
Allows opportunity to actively pursue growth strategy of shorter-cycle, lower cost opportunities in US
Deal Metrics
•
Sale price – $150 million cash consideration (6x return)
•
Reserves sold – 6.0 MMBOE 2P or 19% of total; $25 / 2P BOE
Financial Impact
•
Net debt approximately $50 million post transaction

Our Strategy – Balanced and Sustainable Growth
Production
•
Portfolio of high-quality producing assets
•
Upside performance potential
Development
•
Active advancement of multiple projects to assure near-term growth
•
Strive to operate or have influence in driving performance
Exploration
•
Disciplined approach to evaluation and risk management (13 straight successes)
•
Run exploration as a business
M&A
•
Active and opportunistic participation in value added transactions (e.g.- sale of
Norwegian subsidiary)
Finance
•
Self-funding enhanced by hedged oil and gas production
•
Quiet capital structure
•
Strong cash position

2008 2P reserve replacement = 175%
Valuation Creation
Source: 2006-2008 Netherland, Sewell & Associates, Inc. and Gaffney, Cline & Associates
9.9
8.7
9.0
22.6
36.8
2.2
46.0
41.0
32.2
29.8
29.6
6.3
0
10
20
30
40
50
2005 2006 2007 2008 2009 2010
Probable
Proved
Estimated Probable
Estimated Proved

Base
US
R-Blocks
Columbus
Cygnus Phase I
Cygnus
Phase II
2009 Risked
Exploration
0
5,000
10,000
15,000
20,000
25,000
Jan-08
Potential Production Growth
Existing opportunities have potential to deliver strong production
Sale of Norwegian Subsidiary
2008                                                           2012

8 8
Current North Sea Developments
Name
Current
Working
Interest
Estimated
Reserves
(gross) Development Plan
First
Production
Rochelle
(operator)
55.6% 30+
MMBOE
Recent appraisal success Q4
2008/Q1 2009, develop fast-track
commercialisation scenarios.  DST
flowed at 41 MMCFPD & 2,300
BCPD.
2010
Cygnus 12.5% 0.5 – 1.0
TCF
FDP filed. Phased development.
FB I, FB IIb and FB III appraised at
500 BCF.  FB IIa, IV and V yet to
be drilled and appraised.
2010
Columbus 25.0% 159 BCF FDP filed.  Secure host platform &
commercial agreements.  On block
reserves of approximately 100
BCF.
2011

IVRRH
GOLDENEYE
RENEE
RUBIE
ROCHELLE
BRODGAR
SCOTT
SE
SSE
Appraisal                                     Discovery
ROCHELLE APPRAISAL
Operator:  Endeavour 55.615%
Partner: Nexen 44.385%
FDP Filing: End 2009
Online: 4Q2010
Rochelle successfully appraised discovered hydrocarbons up-dip from the Rochelle oil and gas discovery.  The discovery was made in a three-way Lower Cretaceous sandstone stratigraphic wedge trap within the R Block focus area. Gas and oil were logged, sampled, pressure tested. A drill stem test in the gas leg flowed at a rate of 41 MMCFPD and 2,300 BCPD from perforations in the upper 20 feet of a 77 feet hydrocarbon column.
The development is being fast-tracked to achieve production in 2010.
2.0
2.5
2 km
NNW
Rochelle Development – UK Block 15/27
R-Blocks
Focus
Area

Rochelle Development – UK Block 15/27
Area B
Area C
AREA
APPRAISED
EVALUATION
ONGOING
Rochelle Development Phase 1
Key Milestones
Projected CAPEX spend net END: 2009 - $15.0MM; 2010 - $95.0MM; 2011 - $20.0MM
Action Item Date
Submit FDP
Dec 2009
Project Sanction
Q1 2010
Development Drilling Q3 2010 - Q2 2011
Installation Q3 2010 - Q4 2010
Start Up Q4 2010

Endeavour

44/12a-4
ongoing
3
2a
4
2b
44/12a-3
44/12-2
1
44/12-1
44/11-2
5a
5b
5c
0 2km
N

Cygnus
Focus
Area
CYGNUS FAULT BLOCKS  IIb and III APPRAISAL & PHASE ONE DEVELOPMENT
Operator:  Gaz de France 38.75%
Partners: Endeavour 12.5%
Venture 48.75%
FDP Filed: Initial FDP filed in December 2008, Updated FDP filed in March 2009
Online: 4Q 2010 (Phase One Development)
The Cygnus Fault Block IIb appraisal well successfully found natural gas in the Ketch sandstones of the Carboniferous and flowed at a rate of 32.4 MMCFPD.  The well encountered Leman reservoir seen in Fault Block I, with a similar gas/water contact.  The
Cygnus Fault Block III appraisal well was drilled and flow tested at a rate of 32 MMCFPD from the targeted Rotliegendes Leman reservoir.  Both well tests exceeded pre-drill expectation.  To date, approximately 500 BCF gross have been discovered and appraised with additional reserves yet to be confirmed in Fault Blocks IV and V.  Upside reserves could be 1.0+ TCF.
Cygnus Appraisal & Development– UK Block 44/12a
2.2
2.5
SW
NE
IIb
2 km
I
III
V

Endeavour

Tyne
Errol
Murdoch
McAdam
Hunter
Caister
Boulton
Rita
'K'
'H'
'Q'
Schooner
Ketch

CYGNUS 1
27km
12"
McADAM
MURDOCH
(Compression)
THEDDLETHORPE
CMS
BACTON

Cygnus Development Plan – Phase 1
Proposed Transport through McAdam
Key Milestones
Projected CAPEX spend net END: 2009 - $15.0MM; 2010 - $25.0MM
Action Item Date
Phase 1 Concept Selection Peer Review Sep 2008 - Complete
Phase 2 and 3 Appraisal Well Spud Dec 2008 - Complete
Phase 1 Project Sanction May 2009
Phase 1 Major Contracts Awards May 2009-June 2009
Phase 1 Platform Installation July 2010 - Aug 2010
Phase 1 Commissioning and Start-Up Oct - Dec 2010
Commit to contingent Phase 1 Block 2a Leman Wells May 2011
Phase 4 Appraisal program July 2011 - Dec 2011
Block 2a Leman Producers 1st Gas Jan 2012
Cygnus Field Area

Endeavour

Phase 3:
1 Platform
2 Wells
Phase 2:
1 Platform
3 Wells
Phase 1:
1 Platform
2 Wells
2 Contingent wells
Phase 4:
2 Platforms
4 Wells
C
A
B
D
E
BK3-1
BK3-2
BK2A-C1
BK2A-1
BK2A-2
BK2B-C1
BK2B-C2
BK1-1
BK1-2
BK5A-1
BK5A-2
BK5BC-1
BK5BC-2
Carboniferous well
Leman well

13 Cygnus Full Development Plan

Endeavour

16g
Mortimer
Livingstone
Mungo
23/16f
12
2
12Z
Magellan
11
Lomond
5 Km
Pipeline
Main Prospects
Gas Condensate Field
Gas Field
Oil Field
Serica Blocks

Columbus Development
COLUMBUS DEVELOPMENT
Operator: Serica 50%
Partners: Endeavour 25%
EOG 25%
FDP Filed: October 2008
Online: 3Q2011
Columbus has gas trapped stratigraphically in a Paleocene channel on the western flank of a high.  The prospect was identified using seismic far offset amplitudes that imaged a flat spot at the base of the gas sand and the top of the gas sand.  Currently working to secure a host off-take platform & commercial agreements.  The on-block reserves are approximately 100 BCF gross Pmean.
Columbus
Columbus
Focus
Area
Core
North
East Upside
South Upside
23/16f-12
23/16f-12z
23/16f-11

Columbus Development Plan – FDP ETAP Scenario
Subsea Production Facilities
Action Item Date
Prepare and Submit FDP June 2008 - Complete
Prepare Environmental Study June 2008 - Complete
Project Sanction Dec 2009
Drilling Jan 2011 - May 2011
Hook-Up and Commissioning Apr 2011 - July 2011
First Gas July 2011
Key Milestones
Projected CAPEX spend net END:  2010 (Q4) & 2011 $45.0MM

Endeavour

ETAP Route
MUNGO
MIRREN
MIRREN
LOMOND
MERGANSER
MERGANSER
SCOTER
PIERCE
22
8km

16 Columbus Field – Host Platform Alternatives Discussions commenced w/ BG as future operator of Lomond 26.6 km Mungo Lomond Monan Mirren Marnock Egret Heron Well-1 Well-4 Well-2 Well-3

US Growth Strategy
One asset  drilled in 2008
•
Cochran #1, US (1 Well)
•
Garwood Discovery with 15% Net Revenue Interest
•
2.7 MMBOE Gross
•
Producing
Initial entrance in onshore Texas to participate in several
onshore prospects
•
Lower finding cost
•
Higher pre-drill reserve potential
•
Lower tax rate and utilization of corporate NOLs
•
Shorter cycle times from discovery to production that
balance our portfolio
Recent downturn in the energy sector provides an
opportune time to grow an E&P business
•
Strong capital position
•
Increased number of deals in the market
Endeavour’s focus
•
Identify companies with strong reputations to build
partnerships
•
Upon the business reaching critical mass, become an
operator
•
Utilize our proven exploration principles to guide
exploration activities
SE NM
Focus
Area
W  TX
Focus Area
S TX
Focus
Area
S  LA
Focus
Area

2009 Exploration and Appraisal Drilling Program
Wells carried into 2009 from 2008
•
Rochelle appraisal in CNS, UK - success
•
Alligator Bayou onshore South Texas, US - testing
•
Cygnus Fault Block IIb appraisal in SNS UK - success
Wells begun in 2009
•
Cygnus Fault Block III appraisal in SNS, UK - success
•
Dalwhinnie onshore South Texas, US - drilling
Wells yet to spud
•
Tesla in CNS, UK
•
Up to 5 wells in SE New Mexico
•
Up to 3 wells in South Texas
Rochelle
Appraisal
Tesla
Cygnus III
Appraisal
Cygnus IIb
Appraisal
Alligator Bayou
Dalwhinnie

19 19
2009 Guidance
Full year averages
Production
Barrels of Oil Equivalent per Day 6,500 to 7,500
% Gas 45% to 50%
Differentials
Oil ($/Bbl) ($4.50) to ($5.50)
Gas ($/MCF) ($.10) to ($.20)
LOE ($/boe) $11.00 to $13.00
Production
Barrels of Oil Equivalent per Day 4,000 to 5,000
% Gas 50% to 55%
Differentials
Oil ($/Bbl) ($5.50) to ($6.50)
Gas ($/MCF) ($.10) to ($.20)
LOE ($/BOE) $9.50 to $12.00
Initial Guidance
Revised Guidance Post Sale of Norwegian Subsidiary

Capital Structure
Capital structure quiet and improving
(millions of dollars, except percents)
December 31, December 31,
Pro Forma
December 31,
3
2007 2008 2008
Cash and Deposits 38.4 $                     58.9 $                     180.0 $
Senior Bank Facility 110.0 113.0 88.0
2nd Lien (Libor plus 700 basis points) 75.0 - -
6% Notes, due 2012 convertible @ $5.02 81.3 81.3 81.3
Total Net Debt 227.9 $                   135.4 $                   (10.7) $
Smedvig Notes due 2014 convertible @ 2.36
1
- 44.5 44.5
Series C Preferred Stock 125.0 125.0 125.0
Common and Deferred Equity
2,4
93.6 109.8 210.0
Equity Component 218.6 $                   279.3 $                   379.5 $
Net Debt to Net Capitalization 51% 33% n/a
1
Classified as debt for GAAP purposes
2
Includes the after-tax value of derivatives
3
Includes estimate for effect of sale of Norwegian subsidiary as of 31 December 2008
4
Pro Forma equity includes estimate of gain on sale of Norwegian subsidiary before allocation of goodwill

21 21
Results of Operations Metrics
Cash flow supports strategy
(millions of dollars, except ratios)
Year Ended
December 31,
Year Ended
December 31,
2007 2008
Revenues $176.1 $260.4
Cost of Operations
Operating expenses $41.0 $46.6
Depreciation, depletion and amortization $76.9 $81.7
Impairment of Oil & Gas Properties - $37.0
General and Administrative $19.9 $19.6
Total Expenses $137.8 $184.9
Income (Loss) From Operations $38.3 $75.5
Adjusted EBITDA $124.1 $176.5
Discretionary Cash Flow $113.0 $120.8
Capital Expenditures $88.0 $66.4
Debt to Adjusted EBITDA 2.15 1.29

22 22
Acquisitions Show Excellent Returns
Acquisitions outperforming both production and price expectations
Purchase Price
Inception to Date Cash Flow
through December 31, 2008
$365mm
$236mm
Talisman - UK
65% Return
* Includes proceeds from sale of Norwegian subsidiary
$38mm
$237mm
OER - Norway*
624% Return

Hedging Statistics
OIL & NGL (Bbl)
2009 2010 2011
Oil Swaps (Avg 2009 $69.08/Bbl) 697,020          573,084          487,356
Oil Collars (Avg 2009 $100/Bbl Floor, $121.88/Bbl Ceiling) 400,000          -                  -
  Bbl Hedged 1,097,020        573,084          487,356
  Bbl/d Hedged 3,006              1,570              1,335
  Price $80.40 $68.39 $66.01
GAS (MCF)
2009 2010 2011
Gas Swaps (Avg 2009 $9.77/MCF; GBP to USD ER = 1.75) 1,387,014        1,031,926        626,625
Gas Collar (Avg 2009 $11.16/MCF Floor, $15.86/MCF Ceiling; GBP to USD ER = 1.75) 1,400,000        -                  -
  MCF Hedged 2,787,014        1,031,926        626,625
  MCFD Hedged 7,636              2,827              1,717
  Price $10.47 $9.37 $8.98
BOE
2009 2010 2011
  BOE Hedged 1,561,522        745,072          591,794
  BOEPD Hedged 4,278              2,041              1,621

24 24
Balanced strategy with experienced global team in place -
UK North Sea and US Onshore
Strong track record of successful drilling (13 straight successes)
Significant growth in production by 2010/2011 from UK development projects
Multiple growth channels to organically grow company
•
Development and exploitation of existing assets - Rochelle and Cygnus are “game changers”
•
Exploration
•
M&A value-adding deals - sale of Norway, 6x return for investors
Strong balance sheet and cash position
Self-funding business model
Conclusion